UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

SUPA CONSOLIDATED INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56366	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

530 Technology Drive, Suite 100, Irvine, CA 92618

(Address of principal executive offices, including zip code)

(844)-787-2720

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On October 29, 2026, Candice Beaumont notified the Board of Directors (the “Board”) of SUPA Consolidated Inc. (the “Company”) of her resignation as a director of the Company, and from any and all associated officer, employee, or committee positions with the Company and its affiliated entities, effective immediately. The Board has accepted the resignation. Ms. Beaumont did not serve on any standing committee of the Board; the Company does not maintain standing Board committees, and the full Board performs the functions of an audit committee.

Ms. Beaumont’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Appointment of Director

On October 29, 2026, the Board appointed Anna Goldenberg as a director of the Company, effective immediately, to fill the vacancy created by Ms. Beaumont’s resignation. Ms. Goldenberg has served as the Company’s Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer) since August 10, 2026. Ms. Goldenberg was not appointed pursuant to any arrangement or understanding with any other person, and she has not been appointed to any committee of the Board. There are no transactions involving Ms. Goldenberg that would require disclosure under Item 404(a) of Regulation S-K. In connection with her appointment as a director, the Board approved compensation for Ms. Goldenberg of $500 per month for her service as a director of the Company, in addition to the compensation she receives as the Company's Chief Executive Officer. Following these changes, the Board consists of Anna Goldenberg and Imran Firoz.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPA CONSOLIDATED INC.

Date: October 29, 2026	By:	/s/ Anna Goldenberg
Anna Goldenberg
President and CEO

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